Fees Summary	Jul. 31, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 495,965,000
Previously Paid Amount	0
Total Fee Amount	73,204.43
Total Offset Amount	0
Net Fee	$ 73,204.43